Exhibit 10.7E

Execution Version

FIRST AMENDMENT

FIRST AMENDMENT, dated as of October 2, 2024 (this “Amendment”), among SBA Senior Finance II LLC (the “Borrower”), the lenders and other persons party hereto and Toronto Dominion (Texas) LLC, as administrative agent (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Third Amended and Restated Credit Agreement, dated as of January 25, 2024 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”), among the Borrower, the several banks and other financial institutions or entities from time to time parties thereto and the Administrative Agent;

WHEREAS, the Borrower has requested that the Credit Agreement be amended as set forth herein;

WHEREAS, the amendments set forth herein reduce the stated rate of interest of the Initial Term Loans and, pursuant to Section 10.1(i) of the Credit Agreement, this Amendment requires the consent of each Initial Term Lender directly affected thereby;

WHEREAS, Section 2.18 of the Credit Agreement provides that if any Lender does not consent to any proposed amendment, supplement, modification, consent or waiver of any provision of the Credit Agreement that requires the consent of each of the Lenders affected thereby (so long as the consent of the Required Lenders has been obtained pursuant to Section 10.1 of the Credit Agreement), then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.6 of the Credit Agreement), all its interests, rights and obligations under the Credit Agreement to an assignee that shall assume such obligations;

WHEREAS, receipt of executed signature pages by Required Lenders is a condition to the effectiveness of this Amendment;

WHEREAS, the Lenders party hereto constitute Required Lenders and are willing to agree to this Amendment on the terms set forth herein; and

WHEREAS, TD Securities (USA) LLC has agreed to act as the lead arranger for this Amendment (the “Lead Arranger”) and TD Securities (USA) LLC, Mizuho Bank, Ltd., Barclays Bank PLC, Citigroup Global Markets Inc., Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Morgan Stanley Senior Funding, Inc. and Wells Fargo Securities, LLC have agreed to act as joint bookrunners for this Amendment (each a “Bookrunner”).

Now therefore, the parties hereto therefore agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement, as amended hereby.

SECTION 2. Amendments to the Credit Agreement. The Credit Agreement is hereby amended as of the Effective Date (as defined below) as set forth below:

(a) Amendments to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended as of the Effective Date as follows:

(i)	by adding the following definitions in appropriate alphabetical order:

“First Amendment”: the First Amendment, dated the First Amendment Effective Date, among the Borrower and other Loan Parties, the Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date”: October 2, 2024.

(ii)	by amending the definition of “Applicable Margin” by deleting clause (a) thereof and including in lieu thereof the following:

“(a) with respect to Initial Term Loans, (i) 0.75% in the case of Base Rate Loans and (ii) 1.75% in the case of Eurodollar Loans”

(iii)	by amending and restating the definition of “Initial Term Loans” in its entirety as follows

“Initial Term Loans”: the collective reference to (a) prior to the First Amendment Effective Date, the Term Loans made pursuant to Section 2.1(a) and (b) on and after the First Amendment Effective Date, the Initial Term Loans as amended by the First Amendment. The aggregate principal amount of the Initial Term Loans immediately after giving effect to the First Amendment Effective Date is $2,288,500,000.

(b) Amendments to Section 2.6(b) (Optional Prepayments). Section 2.6(b) of the Credit Agreement is hereby amended as of the Effective Date by deleting the text “on or prior to the six month anniversary of the Effective Date” and including in lieu thereof “on or prior to the six month anniversary of the First Amendment Effective Date”.

(c) Amendments to Section 2.18(b) (Replacement of Lenders). Section 2.18(b) of the Credit Agreement is hereby amended as of the Effective Date as follows:

(i)

by deleting the text “(in accordance with and subject to the restrictions contained in Section 10.6)” and including in lieu thereof “(subject to the last sentence of this Section 2.18(b), in accordance with and subject to the restrictions contained in Section 10.6)”

(ii)	adding at the end of Section 2.18(b) the following text:

“Notwithstanding anything herein to the contrary, no action by or consent of the removed Lender shall be necessary in connection with such assignment, which shall be immediately and automatically effective upon payment of all principal, interest and fees payable to such Lender hereunder. In connection with any such deemed assignment, the Borrower, the Administrative Agent, such removed Lender and the replacement Lender shall be deemed to have made such assignment in accordance with the requirements of Section 10.6 and subject to the terms of the Assignment and Acceptance.”

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SECTION 3. Initial Term Loans.

(a) Subject to the terms and conditions set forth herein (i) each existing Initial Term Lender (collectively, the “Continuing Term Loan Lenders”) that executes and delivers a Lender Addendum (Cashless Roll) in the form attached hereto as Exhibit 1 (a “Lender Addendum (Cashless Roll)”) consents to this Amendment and agrees to continue all (or such lesser amount as notified to such Continuing Term Loan Lender by the Lead Arranger prior to the Effective Date) of its existing Initial Term Loans outstanding immediately before giving effect to this Amendment as an Initial Term Loan on the Effective Date in a principal amount equal to such Continuing Term Loan Lender’s Initial Term Loans, and (ii) each Person (collectively, the “Additional Term Loan Lenders”) that executes and delivers a Lender Addendum (Additional Term Loan Lender) in the form attached hereto as Exhibit 2 (a “Lender Addendum (Additional Term Loan Lender)” and, together with a Lender Addendum (Cashless Roll), a “Lender Addendum”) agrees to take by assignment on the Effective Date from one or more Non-Consenting Lenders (as defined below) a principal amount of Initial Term Loans not to exceed the commitment offered by such Additional Term Loan Lender to the Lead Arranger to so take by assignment Initial Term Loans from Non-Consenting Lenders. For purposes hereof, a Person shall become a party to the Credit Agreement as amended hereby and an Initial Term Lender as of the Effective Date by executing and delivering to the Administrative Agent, on or prior to the Effective Date, a Lender Addendum (Additional Term Loan Lender) in its capacity as an Initial Term Lender. For the avoidance of doubt, the existing Initial Term Loans of a Continuing Term Loan Lender must be continued in whole and may not be continued in part.

(b) Any Non-Consenting Lender whose Initial Term Loans are repaid or assigned to one or more Additional Term Loan Lenders on the Effective Date in accordance with this Amendment shall be entitled to the benefits of Section 2.16 of the Credit Agreement with respect thereto. The Continuing Term Loan Lenders hereby waive the benefits of Section 2.16 of the Credit Agreement with respect to that portion of the Initial Term Loans of such Lender continued hereunder.

(c) Notwithstanding anything herein to the contrary, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments (other than to the extent waived pursuant to Section 3(b)) shall continue in full force and effect with respect to, and for the benefit of, each existing Initial Term Lender in respect of each such Lender’s existing Initial Term Loans to the same extent expressly set forth therein.

(d) Notwithstanding anything in this Amendment to the contrary, the continuation of existing Initial Term Loans may be implemented pursuant to other procedures specified by the Administrative Agent, including by replacement of such existing Initial Term Loans by a deemed repayment of such existing Initial Term Loans of a Continuing Term Loan Lender followed by a subsequent deemed assignment to it of new Initial Term Loans in the same amount.

(e) For the avoidance of doubt, the Lenders hereby acknowledge and agree that, at the sole option of the Administrative Agent, any Lender with existing Initial Term Loans that are replaced as contemplated hereby (whether by assignment of its Initial Term Loans to one or more Additional Term Loan Lenders or otherwise) shall, automatically upon receipt (or deemed receipt) of the amount necessary to purchase such Lender’s existing Initial Term Loans so replaced, at par, and pay all accrued interest thereon, be deemed to have assigned such Initial Term Loans pursuant to a form of Assignment and Acceptance and, accordingly, no other action by the Lenders, the Administrative Agent or the Loan Parties shall be required in connection therewith. The Lenders hereby agree to waive any notice requirements of the Credit Agreement in connection with the replacement of existing Initial Term Loans contemplated hereby (whether by assignment of its Initial Term Loans to one or more Additional Term Loan Lenders or otherwise).

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SECTION 4. Representations and Warranties; No Default. Each Loan Party hereby certifies that, immediately before and after giving effect to this Amendment, (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects (and in all respects if qualified by materiality) on and as of such date as if made on and as of such date (except for such representations and warranties expressly stated to be made as of a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date) and (b) no Default or Event of Default has occurred and is continuing. Each Loan Party further represents and warrants to each Additional Term Loan Lender, each Continuing Term Loan Lender and the Administrative Agent that, as of the Effective Date, (i) such Loan Party has taken all necessary corporate action to authorize (x) the execution and delivery of this Amendment, (y) the performance of this Amendment and the Amended Credit Agreement and (z) the extensions of credit on the terms and conditions of this Amendment and the Amended Credit Agreement, (ii) this Amendment has been duly executed and delivered on its behalf and (iii) this Amendment and the Amended Credit Agreement constitute its valid and binding obligations, enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

SECTION 5. Conditions to Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions precedent (such date, the “Effective Date”):

(a) receipt by the Administrative Agent of (i) executed signature pages to this Amendment from the Borrower, each other Loan Party and the Administrative Agent, (ii) an executed Lender Addendum of each of (x) the Additional Term Loan Lenders and (y) the Continuing Term Loan Lenders and (iii) executed signature pages to this Amendment from any Lender other than an Initial Term Lender party hereto; provided that Lenders under clause (ii)(y) and (iii) of this Section 5(a) shall constitute Required Lenders;

(b) the Continuing Term Loan Lenders and any other Lender party hereto shall constitute all Term Lenders;

(c) all rights and obligations under the Credit Agreement of any existing Initial Term Lender that does not consent to this Amendment (each, a “Non-Consenting Lender”) shall have been assigned and delegated (or substantially concurrently with the Effective Date shall be assigned and delegated), without recourse (in accordance with and subject to the restrictions contained in Section 10.6 of the Credit Agreement), to an assignee that has assumed (or substantially concurrently with the Effective Date shall assume) such obligations; and it is acknowledged and agreed that (x) the Borrower has received the prior written consent of the Administrative Agent to such assignments and delegations and (y) each such Lender has received (or substantially concurrently with the Effective Date shall have received or will be deemed to have received) as set forth in Section 3 or otherwise payment of an amount equal to the outstanding principal of its Initial Term Loans, accrued interest thereon and accrued fees payable to it under the Credit Agreement, from the assignee thereof (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(d) (i) the accuracy in all material respects (and in all respects if qualified by materiality) of the representations and warranties of each Loan Party set forth in the Loan Documents (except in the case of any such representation and warranty that specifically relates to

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an earlier date, in which case such representation and warranty shall be true and correct on and as of such earlier date) and (ii) there being no Default or Event of Default in existence at the time of, or after giving effect to, this Amendment;

(e) the payment of all fees and out of pocket expenses due to the Administrative Agent and the Lead Arranger;

(f) the Administrative Agent shall have received, at least 5 days prior to the Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act; and

(g) the Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Effective Date, substantially in the form of Exhibit C to the Credit Agreement, with (x) insertions and attachments for the certificate of incorporation of each Loan Party that is a corporation certified by the relevant authority of the jurisdiction of organization of such Loan Party and the certificate of formation and limited liability company agreement of each Loan Party that is a limited liability company or (y) certification that such insertions and attachments have not changed from those attached to the certificate delivered to the Administrative Agent on January 25, 2024 in connection with the closing of the Credit Agreement and (ii) a good standing certificate for each Loan Party from its jurisdiction of organization.

SECTION 6. Effect on the Loan Documents; Miscellaneous. Except as expressly provided herein or in the Credit Agreement, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. Provisions of this Amendment are deemed incorporated into the Credit Agreement as if fully set forth therein. It is the intent of the parties hereto, and the parties hereto agree, that this Amendment shall not constitute a novation of the Credit Agreement, any other Loan Document or any of the rights, obligations or liabilities thereunder. The Borrower and each other Loan Party hereby acknowledges and agrees that all of the Liens and security interests created and arising under any Loan Document remain in full force and effect and continue to secure its Obligations, unimpaired, uninterrupted and undischarged, regardless of the effectiveness of this Amendment. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 7. Expenses. The Borrower shall pay and reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of one counsel to the Administrative Agent in each applicable jurisdiction.

SECTION 8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall be binding upon and inure to the benefit of the parties hereto and to the other Loan Documents and their respective successors and assigns. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system,

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as the case may be. Delivery of an executed signature page of this Amendment by email or facsimile transmission (or other electronic transmission) shall be effective as delivery of a manually executed counterpart hereof.

SECTION 9. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 10. Bookrunners. The Bookrunners for this Amendment are listed in the recitals hereto. No Bookrunner shall have any obligations under this Amendment or the Amended Credit Agreement. Each Bookrunner shall be entitled to all of the rights of an Agent under Section 10.5 (other than payment or reimbursement of expenses) and Section 10.13(b) of the Amended Credit Agreement as though such Bookrunner were included in the definition of Agent thereunder.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SBA COMMUNICATIONS CORPORATION
SBA TELECOMMUNICATIONS, LLC
SBA SENIOR FINANCE, LLC
SBA SENIOR FINANCE II LLC
SBA RSA HOLDINGS, LLC
CENTRAL AMERICA EQUITYHOLDER, LLC
SBA TOWERS VIII, LLC
TV6 HOLDINGS LLC
MEMPHIS TOWERS, LLC
SBA TOWERS III LLC
SBA TOWERS, LLC
SBA TOWERS II LLC
SBA LAND, LLC
SBA SITE MANAGEMENT, LLC
OFO LLC
SBA 2016 TC USVI LLC
SBA TOWERS IX, LLC
SBA 2012 TC HOLDINGS, LLC
SBA 2012 TC LAND II, LLC
SBA 2012 TC ASSETS LAND, LLC
SBA PUERTO RICO, LLC
SBA 2014 PR, INC.
SBA TRS HOLDCO, LLC
QUALITY TOWER DEVELOPERS, LLC
SBA CONNECT, LLC
SBA STEEL LLC
SBA NETWORK SERVICES, LLC
SBA VENTURES, LLC
SBA HQ, LLC
SBA WORTH TELECOM, LLC
SBA MONARCH STEEL, LLC
CROSSBAR VENTURES, LLC

By:	/s/ Marc Montagner
Name:	Marc Montagner
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to First Amendment]

TORONTO DOMINION (TEXAS) LLC, as Administrative Agent

By:	/s/ Ronald Davis
Name:	Ronald Davis
Title:	Authorized Signatory

[Signature Page to First Amendment]

For any Lender other than an Initial Term Lender:

The Toronto-Dominion Bank, New York Branch, as Lender

By:	/s/ Justin Robinson
Name:	Justin Robinson
Title:	Authorized Signatory

[Signature Page to First Amendment]

For any Lender other than an Initial Term Lender:

Mizuho Bank Ltd., as Lender

By:	/s/ Tracy Rahn
Name:	Tracy Rahn
Title:	Managing Director

[Signature Page to First Amendment]

For any Lender other than an Initial Term Lender:

Barclays Bank PLC, as Lender

By:	/s/ Joseph Tauro
Name:	Joseph Tauro
Title:	Assistant Vice President

For any Lender requiring a second signature line:

,
as Lender

By:
Name:
Title:

[Signature Page to First Amendment]

For any Lender other than an Initial Term Lender:

CITIBANK N.A., as Lender

By:	/s/ Elizabeth Minnella Gonzalez
Name:	Elizabeth Minnella Gonzalez
Title:	Vice President & Managing Director

[Signature Page to First Amendment]

For any Lender other than an Initial Term Lender:

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Thomas Manning
Name:	Thomas Manning
Title:	Authorized Signatory

[Signature Page to First Amendment]

For any Lender other than an Initial Term Lender:

Goldman Sachs Lending Partners LLC, as Lender

By:	/s/ Priyankush Goswami
Name:	Priyankush Goswami
Title:	Authorized Signatory

[Signature Page to First Amendment]

For any Lender other than an Initial Term Lender:

JPMorgan Chase Bank, N.A., as Lender

By:	/s/ Inderjeet Aneja
Name:	Inderjeet Aneja
Title:	Executive Director

For any Lender requiring a second signature line:

,
as Lender

By:
Name:
Title:

[Signature Page to First Amendment]

Morgan Stanley Senior Funding, Inc., as Lender

By:	/s/ Fru Ngwa
Name:	Fru Ngwa
Title:	Vice President

[Signature Page to First Amendment]

For any Lender other than an Initial Term Lender:

Wells Fargo Bank, National Association, as Lender

By:	/s/ Gambo Audu
Name:	Gambo Audu
Title:	Vice President

For any Lender requiring a second signature line:

,
as Lender

By:
Name:
Title:

[Signature Page to First Amendment]

[Lender Addendum (Cashless Roll)]

Exhibit 1 to

First Amendment to

Third Amended and Restated Credit Agreement

LENDER ADDENDUM (CASHLESS ROLL)

October 2, 2024

Reference is made to the Third Amended and Restated Credit Agreement, dated as of January 25, 2024 (the “Credit Agreement”; unless otherwise defined herein, terms defined therein being used herein as therein defined) and that certain First Amendment thereto dated as of October 2, 2024 (the “Amendment”; the Credit Agreement as amended by the Amendment, the “Amended Credit Agreement”), among SBA Senior Finance II LLC, as the Borrower, Toronto Dominion (Texas) LLC, as Administrative Agent, and the Lenders and other agents party hereto.

As provided in Section 3 of the Amendment, upon execution and delivery of this Lender Addendum (Cashless Roll) by the undersigned, the Continuing Term Loan Lender named herein hereby consents to the Amendment and agrees to continue all (or such lesser amount as notified to such Continuing Term Loan Lender by the Lead Arranger prior to the Effective Date) of its existing Initial Term Loans outstanding immediately before giving effect to the Amendment as an Initial Term Loan under the Amended Credit Agreement in a principal amount equal to the Initial Term Loans of such Continuing Term Loan Lender, effective as of the Effective Date (as defined in the Amendment).

THIS LENDER ADDENDUM (CASHLESS ROLL) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Delivery of an executed signature page hereof by facsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart hereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum (Cashless Roll) to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

Name of Institution:

, as Lender

By:
Name:
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Lender Addendum (Cashless Roll)]

[Lender Addendum (Additional Term Loan Lender)]

Exhibit 2 to

First Amendment to

Third Amended and Restated Credit Agreement

LENDER ADDENDUM (ADDITIONAL TERM LOAN LENDER)

October 2, 2024

Reference is made to the Third Amended and Restated Credit Agreement, dated as of January 25, 2024 (the “Credit Agreement”; unless otherwise defined herein, terms defined therein being used herein as therein defined) and that certain First Amendment thereto dated as of October 2, 2024 (the “Amendment”; the Credit Agreement as amended by the Amendment, the “Amended Credit Agreement”), among SBA Senior Finance II LLC, as the Borrower, Toronto Dominion (Texas) LLC, as Administrative Agent, and the Lenders and other agents party hereto.

As provided in Section 3 of the Amendment, upon execution and delivery of this Lender Addendum (Additional Term Loan Lender) (this “Addendum”) by the undersigned, the Additional Term Loan Lender named herein hereby takes by assignment from one or more Non-Consenting Lenders a principal amount of Initial Term Loans not to exceed the commitment offered by such Additional Term Loan Lender to the Lead Arranger to so take by assignment Initial Term Loans from Non-Consenting Lenders (such assigned Initial Term Loans, the “Assigned Interest”) and, as a result, effective as of the Effective Date (as defined in the Amendment), hereby becomes an Initial Term Lender under the Amended Credit Agreement.

The undersigned (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Addendum and to consummate the transactions contemplated hereby and to become a Lender under the Amended Credit Agreement, (ii) it is not a natural person and otherwise meets all the requirements to be an assignee under Section 10.6(c) of the Amended Credit Agreement, (iii) from and after the date hereof, it shall be bound by the provisions of the Amended Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Amended Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Addendum and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent, the Lead Arranger or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Addendum and to purchase the Assigned Interest, (vii) separately provided to the Administrative Agent or attached to this Addendum is any tax or other documentation required to be delivered by it pursuant to the terms of the Amended Credit Agreement, duly completed and executed by the undersigned, and (viii) is not in possession of any information regarding any Loan Party, its assets, its ability to perform its Obligations or any other matter that may be material to a decision by any Term Lender to participate in the transactions contemplated hereby that has not previously been disclosed to the Administrative Agent and the Lenders; (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Lead Arranger or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender and (c) appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Amended Credit Agreement and the other Loan Documents as are delegated to or otherwise conferred upon the Administrative Agent, by the terms thereof, together with such powers as are reasonably incidental thereto.

THIS LENDER ADDENDUM (ADDITIONAL TERM LOAN LENDER) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Delivery of an executed signature page hereof by facsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart hereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum (Additional Term Loan Lender) to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

Name of Institution:

, as Lender

By:
Name:
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Lender Addendum (Additional Term Loan Lender)]